SCHEDULE OF INVESTMENTS
Thornburg International Growth Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
	Common Stock — 91.0%
	Banks — 1.2%
	Thrifts & Mortgage Finance — 1.2%
	Housing Development Finance Corp. Ltd.	550,469	$ 17,499,535
			17,499,535
	Commercial & Professional Services — 3.4%
	Commercial Services & Supplies — 1.8%
	Edenred	525,765	26,819,438
	Professional Services — 1.6%
	Nihon M&A Center, Inc.	1,013,700	24,295,328
			51,114,766
	Consumer Durables & Apparel — 2.0%
	Textiles, Apparel & Luxury Goods — 2.0%
	adidas AG	100,144	30,916,726
			30,916,726
	Consumer Services — 8.8%
	Diversified Consumer Services — 2.7%
[a]	TAL Education Group ADR	1,084,601	41,323,298
	Hotels, Restaurants & Leisure — 6.1%
	Domino’s Pizza Group plc	6,083,156	21,476,333
	Evolution Gaming Group AB	391,285	7,744,672
	Galaxy Entertainment Group Ltd.	5,447,658	36,716,617
	Sands China Ltd.	5,422,200	25,925,108
			133,186,028
	Diversified Financials — 4.2%
	Capital Markets — 4.2%
	Japan Exchange Group, Inc.	2,041,513	32,417,291
	St James’s Place plc	2,206,812	30,771,883
			63,189,174
	Energy — 2.5%
	Oil, Gas & Consumable Fuels — 2.5%
	Royal Dutch Shell plc Class A	1,172,499	38,277,573
			38,277,573
	Food, Beverage & Tobacco — 9.3%
	Beverages — 2.6%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	410,019	39,669,338
	Food Products — 4.7%
	Danone S.A.	450,342	38,150,255
	Kerry Group plc Class A	283,970	33,904,745
	Tobacco — 2.0%
	ITC Ltd.	7,561,419	29,992,634
			141,716,972
	Healthcare Equipment & Services — 4.5%
	Health Care Equipment & Supplies — 2.0%
	Siemens Healthineers AG	741,400	31,285,439
	Health Care Providers & Services — 2.5%
	Fresenius Medical Care AG & Co. KGaA	478,836	37,591,210
			68,876,649
	Household & Personal Products — 1.9%
	Personal Products — 1.9%
	Kose Corp.	171,600	28,760,488
			28,760,488
	Media & Entertainment — 15.3%
	Entertainment — 6.0%
	Activision Blizzard, Inc.	564,253	26,632,741

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
[a]	HUYA, Inc. ADR	1,035,300	$ 25,582,263
[a]	Sea Ltd. ADR	248,300	8,248,526
[a]	Ubisoft Entertainment S.A.	387,195	30,308,841
	Interactive Media & Services — 9.3%
	Auto Trader Group plc	766,510	5,332,443
[a]	Baidu, Inc. Sponsored ADR	144,732	16,985,747
	carsales.com Ltd.	2,733,510	25,964,891
	Tencent Holdings Ltd.	1,249,600	56,403,723
[a]	Yandex N.V. Class A	959,806	36,472,628
			231,931,803
	Pharmaceuticals, Biotechnology & Life Sciences — 6.8%
	Biotechnology — 1.2%
	CSL Ltd.	119,093	17,975,987
	Life Sciences Tools & Services — 2.4%
	Lonza Group AG	106,900	36,071,358
	Pharmaceuticals — 3.2%
	AstraZeneca plc	599,265	48,995,509
			103,042,854
	Retailing — 14.5%
	Internet & Direct Marketing Retail — 10.0%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	350,161	59,334,781
[a]	ASOS plc	664,635	21,523,346
[a]	Booking Holdings, Inc.	19,049	35,711,351
[a]	Boozt AB	2,597,563	14,265,946
[a]	Farfetch Ltd. Class A	1,045,758	21,751,766
	Internet Software & Services — 2.9%
[a]	Just Eat plc	4,084,390	32,418,552
[a]	Mercari, Inc.	412,665	10,939,077
	Multiline Retail — 1.6%
	B&M European Value Retail S.A.	5,825,360	24,657,240
			220,602,059
	Semiconductors & Semiconductor Equipment — 1.2%
	Semiconductors & Semiconductor Equipment — 1.2%
	SK Hynix, Inc.	310,200	18,671,372
			18,671,372
	Software & Services — 13.9%
	Information Technology Services — 13.2%
	Capgemini SE	255,400	31,756,922
	Mastercard, Inc. Class A	131,459	34,774,849
[a]	Network International Holdings plc	3,115,066	23,458,937
	Visa, Inc. Class A	203,754	35,361,507
	Wirecard AG	214,858	36,170,846
[a,b]	Worldpay, Inc. Class A	314,194	38,504,475
	Software — 0.7%
[a]	Blue Prism Group plc	611,224	10,727,409
			210,754,945
	Transportation — 1.5%
	Airlines — 1.5%
[a]	Ryanair Holdings plc Sponsored ADR	364,115	23,354,336
			23,354,336
	Total Common Stock (Cost $1,179,805,802)		1,381,895,280
	Short-Term Investments — 8.8%
[c]	Thornburg Capital Management Fund	13,350,593	133,505,931
	Total Short-Term Investments (Cost $133,505,931)		133,505,931
	Total Investments — 99.8% (Cost $1,313,311,733)		$1,515,401,211
	Other Assets Less Liabilities — 0.2%		3,044,523

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	June 30, 2019 (Unaudited)

	SHARES	VALUE
Net Assets — 100.0%		$1,518,445,734

Outstanding Forward Currency Contracts To Buy Or Sell At June 30, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	BBH	Sell	107,769,400	7/10/2019	136,918,067	$ 344,584	$ —
Great Britain Pound	BBH	Buy	5,815,700	7/10/2019	7,388,687	12,478	—

Total						$357,062	—

Net unrealized appreciation/depreciation						$357,062

*	Counterparty includes Brown Brothers Harriman & Co. ("BBH").

Footnote Legend
a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg International Growth Fund	June 30, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	June 30, 2019 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of June 30, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at June 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 1,381,895,280	$ 1,343,390,805	$ —	$ 38,504,475
Short-Term Investments	133,505,931	133,505,931	—	—
Total Investments in Securities	$1,515,401,211	$1,476,896,736	$—	$38,504,475(b)
Other Financial Instruments
Forward Currency Contracts	$ 357,062	$ —	$ 357,062	$ —
Total Assets	$1,515,758,273	$1,476,896,736	$357,062	$38,504,475

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At June 30, 2019, industry classifications for Common Stock in level 3 consist of $38,504,475 in Software & Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at June 30, 2019.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	June 30, 2019 (Unaudited)

	FAIR VALUE AT JUNE 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 38,504,475	Recent trade	Trade price	$122.55/(N/A)
Total	$38,504,475
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the period ended June 30, 2019 is as follows:
	COMMON STOCK	TOTAL(b)
Beginning Balance 9/30/2018	$ 9,788,157	$ 9,788,157
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	5,462,610	5,462,610
Gross Purchases	–	–
Gross Sales	(38,700,616)	(38,700,616)
Net Change in Unrealized Appreciation (Depreciation)	3,459,617	3,459,617
Transfers into Level 3(a)	58,494,707	58,494,707
Transfers out of Level 3(a)	–	–
Ending Balance 6/30/2019	$38,504,475	$38,504,475

(a)	Transfers into or out of Level 3 were due to changes in market activity (e.g.) frequency of trades, which resulted in available market inputs to determine price during the period ended June 30, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 investments represent 2.54% of total net assets at the period ended June 30, 2019. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 3 – Investments with Affiliates
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 6/30/19	Dividend Income
Thornburg Capital Management Fund	$175,966,031	$350,347,173	$(392,807,273)	$-	$-	$133,505,931	$1,908,625
NOTE 4 – Derivative Financial Instruments With Off-Balance Sheet Risk & Foreign Investment Risk
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the period ended June 30, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the period ended June 30, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open sell currency contracts for the period ended June 30, 2019 was $99,869,361.
As of the period ended June 30, 2019, the Fund had outstanding forward foreign currency contracts as listed in the Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	June 30, 2019 (Unaudited)

The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the financial statements which appear in the Fund’s annual and semi-annual reports to shareholders. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in those financial statements.
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at June 30, 2019 can be determined by offsetting the dollar amounts shown in the table in the Schedule of Investments. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at June 30, 2019 is $357,062, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.